Fees Summary	Apr. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 653,434,493.48
Previously Paid Amount	0
Total Fee Amount	100,040.83
Total Offset Amount	0
Net Fee	$ 100,040.83